Exhibit 21

DOMINION RESOURCES, INC.

SUBSIDIARIES OF THE REGISTRANT

AS OF FEBRUARY 15, 2017

Name	Jurisdiction of Incorporation	Name Under Which Business is Conducted
Dominion Resources, Inc.	Virginia	Dominion Resources, Inc.
CNG Coal Company	Delaware	CNG Coal Company
Dominion ACP Holding, Inc.	Virginia	Dominion ACP Holding, Inc.
Dominion Atlantic Coast Pipeline, LLC	Virginia	Dominion Atlantic Coast Pipeline, LLC
Dominion Alternative Energy Holdings, Inc.	Virginia	Dominion Alternative Energy Holdings, Inc.
Dominion Energy Technologies, Inc.	Virginia	Dominion Energy Technologies, Inc.
Dominion Energy Technologies II, Inc.	Virginia	Dominion Energy Technologies II, Inc.
Dominion Voltage, Inc.	Virginia	Dominion Voltage, Inc. DVI
Tredegar Solar Fund I, LLC	Delaware	Tredegar Solar Fund I, LLC
Dominion Capital, Inc.	Virginia	Dominion Capital, Inc.
Dominion Carolina Gas Services, Inc.	Virginia	Dominion Carolina Gas Services, Inc.
Dominion Cove Point, Inc.	Virginia	Dominion Cove Point, Inc.
Dominion MLP Holding Company, LLC	Delaware	Dominion MLP Holding Company, LLC
Dominion Midstream Partners, LP	Delaware	Dominion Midstream Partners, LP
Cove Point GP Holding Company, LLC	Delaware	Cove Point GP Holding Company, LLC
Dominion Cove Point LNG, LP	Delaware	Dominion Cove Point LNG, LP
Dominion Carolina Gas Transmission, LLC	South Carolina	Dominion Carolina Gas Transmission, LLC
Iroquois GP Holding Company, LLC	Delaware	Iroquois GP Holding Company, LLC
Questar Pipeline, LLC	Utah	Questar Pipeline, LLC
Questar Field Services, LLC	Utah	Questar Field Services, LLC
Questar Overthrust Pipeline, LLC	Utah	Questar Overthrust Pipeline, LLC
Questar White River Hub, LLC	Utah	Questar White River Hub, LLC
Dominion Midstream GP, LLC	Delaware	Dominion Midstream GP, LLC
Dominion Midstream Partners, LP	Delaware	Dominion Midstream Partners, LP
Cove Point GP Holding Company, LLC	Delaware	Cove Point GP Holding Company, LLC
Dominion Cove Point LNG, LP	Delaware	Dominion Cove Point LNG, LP
Dominion Carolina Gas Transmission, LLC	South Carolina	Dominion Carolina Gas Transmission, LLC
Iroquois GP Holding Company, LLC	Delaware	Iroquois GP Holding Company, LLC
Questar Pipeline, LLC	Utah	Questar Pipeline, LLC
Questar Field Services, LLC	Utah	Questar Field Services, LLC
Questar Overthrust Pipeline, LLC	Utah	Questar Overthrust Pipeline, LLC
Questar White River Hub, LLC	Utah	Questar White River Hub, LLC
Dominion Gas Projects Company, LLC	Delaware	Dominion Gas Projects Company, LLC
Dominion Cove Point LNG, LP	Delaware	Dominion Cove Point LNG, LP
Dominion Energy, Inc.	Virginia	Dominion Energy, Inc.
CNG Power Services Corporation	Delaware	CNG Power Services Corporation
Dominion Bridgeport Fuel Cell, LLC	Virginia	Dominion Bridgeport Fuel Cell, LLC
Dominion Cogen WV, Inc.	Virginia	Dominion Cogen WV, Inc.
Dominion Energy Manchester Street, Inc.	Virginia	Dominion Energy Manchester Street, Inc.
Dominion Energy Marketing, Inc.	Delaware	Dominion Energy Marketing, Inc.
Dominion Nuclear Connecticut, Inc.	Delaware	Dominion Nuclear Connecticut, Inc.
Dominion Energy Terminal Company, Inc.	Virginia	Dominion Energy Terminal Company, Inc.
Dominion Equipment, Inc.	Virginia	Dominion Equipment, Inc.

Dominion Equipment III, Inc.	Delaware	Dominion Equipment III, Inc.
Dominion Fairless Hills, Inc.	Delaware	Dominion Fairless Hills, Inc.
Fairless Energy, LLC	Delaware	Fairless Energy, LLC
Dominion Mt. Storm Wind, LLC	Virginia	Dominion Mt. Storm Wind, LLC
Dominion North Star Generation, Inc.	Delaware	Dominion North Star Generation, Inc.
North Star Generation, LLC	Delaware	North Star Generation, LLC
Dominion Nuclear Projects, Inc.	Virginia	Dominion Nuclear Projects, Inc.
Dominion Energy Kewaunee, Inc.	Wisconsin	Dominion Energy Kewaunee, Inc.
Dominion Person, Inc.	Delaware	Dominion Person, Inc.
Dominion Solar CA, LLC	Delaware	Dominion Solar CA, LLC
Dominion Solar Projects III, Inc.	Virginia	Dominion Solar Projects III, Inc.
Four Brothers Solar, LLC	Delaware	Four Brothers Solar, LLC
Enterprise Solar, LLC	Delaware	Enterprise Solar, LLC
Escalante Solar I, LLC	Delaware	Escalante Solar I, LLC
Escalante Solar II, LLC	Delaware	Escalante Solar II, LLC
Escalante Solar III, LLC	Delaware	Escalante Solar III, LLC
Granite Mountain Holdings, LLC	Delaware	Granite Mountain Holdings, LLC
Granite Mountain Solar East, LLC	Delaware	Granite Mountain Solar East, LLC
Granite Mountain Solar West, LLC	Delaware	Granite Mountain Solar West, LLC
Iron Springs Holdings, LLC	Delaware	Iron Springs Holdings, LLC
Iron Springs Solar, LLC	Delaware	Iron Springs Solar, LLC
Dominion Solar Projects IV, Inc.	Virginia	Dominion Solar Projects IV, Inc.
Eastern Shore Solar LLC	Delaware	Eastern Shore Solar LLC
Virginia Solar 2017 Projects LLC	Delaware	Virginia Solar 2017 Projects LLC
Buckingham Solar I LLC	Delaware	Buckingham Solar I LLC
Correctional Solar LLC	Delaware	Correctional Solar LLC
Sappony Solar LLC	Delaware	Sappony Solar LLC
Scott-II Solar LLC	Delaware	Scott-II Solar LLC
Dominion Solar Projects V, Inc.	Virginia	Dominion Solar Projects V, Inc.
Summit Farms Solar, LLC	North Carolina	Summit Farms Solar, LLC
Dominion Solar Projects C, Inc.	Virginia	Dominion Solar Projects C, Inc.
Dominion Solar Holdings IV, LLC	Virginia	Dominion Solar Holdings IV, LLC
Moffett Solar 1, LLC	Delaware	Moffett Solar 1, LLC
Ridgeland Solar Farm I, LLC	Delaware	Ridgeland Solar Farm I, LLC
Dominion Solar Projects D, Inc.	Virginia	Dominion Solar Projects C, Inc.
Dominion Solar Holdings IV, LLC	Virginia	Dominion Solar Holdings IV, LLC
Moffett Solar 1, LLC	Delaware	Moffett Solar 1, LLC
Ridgeland Solar Farm I, LLC	Delaware	Ridgeland Solar Farm I, LLC
Dominion Solar Services, Inc.	Virginia	Dominion Solar Services, Inc.
Dominion State Line, LLC	Delaware	Dominion State Line, LLC
Dominion Wholesale, Inc.	Virginia	Dominion Wholesale, Inc.
Dominion Wind Projects, Inc.	Virginia	Dominion Wind Projects, Inc.
Prairie Fork Wind Farm, LLC	Virginia	Prairie Fork Wind Farm, LLC
Dominion Fowler Ridge Wind, LLC	Virginia	Dominion Fowler Ridge Wind, LLC
Dominion Wind Development, LLC	Virginia	Dominion Wind Development, LLC
SBL Holdco, LLC	Virginia	SBL Holdco, LLC
Dominion Solar Projects I, Inc.	Virginia	Dominion Solar Projects I, Inc.
Dominion Solar Holdings III, LLC	Virginia	Dominion Solar Holdings III, LLC
Alamo Solar, LLC	California	Alamo Solar, LLC
Catalina Solar 2, LLC	Delaware	Catalina Solar 2, LLC

Cottonwood Solar, LLC	Delaware	Cottonwood Solar, LLC
Imperial Valley Solar Company (IVSC) 2, LLC	California	Imperial Valley Solar Company (IVSC) 2, LLC
Maricopa West Solar PV, LLC	Delaware	Maricopa West Solar PV, LLC
Pavant Solar LLC	Delaware	Pavant Solar LLC
Richland Solar Center, LLC	Georgia	Richland Solar Center, LLC
Dominion Solar Projects II, Inc.	Virginia	Dominion Solar Projects II, Inc.
Dominion Solar Holdings III, LLC	Virginia	Dominion Solar Holdings III, LLC
Alamo Solar, LLC	California	Alamo Solar, LLC
Catalina Solar 2, LLC	Delaware	Catalina Solar 2, LLC
Cottonwood Solar, LLC	Delaware	Cottonwood Solar, LLC
Imperial Valley Solar Company (IVSC) 2, LLC	California	Imperial Valley Solar Company (IVSC) 2, LLC
Maricopa West Solar PV, LLC	Delaware	Maricopa West Solar PV, LLC
Pavant Solar LLC	Delaware	Pavant Solar LLC
Richland Solar Center, LLC	Georgia	Richland Solar Center, LLC
Dominion Solar Projects A, Inc.	Virginia	Dominion Solar Projects A, Inc.
Dominion Solar Holdings I, LLC	Virginia	Dominion Solar Holdings I, LLC
Azalea Solar, LLC	Delaware	Azalea Solar, LLC
Dominion Solar Construction and Maintenance, LLC	Virginia	Dominion Solar Construction and Maintenance, LLC
Indy Solar Development, LLC	Delaware	Indy Solar Development, LLC
Indy Solar I, LLC	Delaware	Indy Solar I, LLC
Indy Solar II, LLC	Delaware	Indy Solar II, LLC
Indy Solar III, LLC	Delaware	Indy Solar III, LLC
Somers Solar Center, LLC	Delaware	Somers Solar Center, LLC
Dominion Solar Holdings II, LLC	Virginia	Dominion Solar Holdings II, LLC
CID Solar, LLC	Delaware	CID Solar, LLC
Dominion Solar Gen-Tie, LLC	Delaware	Dominion Solar Gen-Tie, LLC
Mulberry Farm, LLC	North Carolina	Mulberry Farm, LLC
Mulberry Solar Farm, LLC
RE Adams East LLC	Delaware	RE Adams East LLC
RE Camelot LLC	Delaware	RE Camelot LLC
RE Columbia, LLC	Delaware	RE Columbia LLC
RE Columbia Two LLC	Delaware	RE Columbia Two LLC
RE Columbia, LLC	Delaware	RE Columbia LLC
RE Kansas LLC	Delaware	RE Kansas LLC
RE Kent South LLC	Delaware	RE Kent South LLC
RE Old River One LLC	Delaware	RE Old River One LLC
Selmer Farm, LLC	North Carolina	Selmer Farm, LLC
TA – Acacia, LLC	Delaware	TA – Acacia, LLC
West Antelope Solar Park
Dominion Solar Projects B, Inc.	Virginia	Dominion Solar Projects B, Inc.
Dominion Solar Holdings I, LLC	Virginia	Dominion Solar Holdings I, LLC
Azalea Solar, LLC	Delaware	Azalea Solar, LLC
Dominion Solar Construction and Maintenance, LLC	Virginia	Dominion Solar Construction and Maintenance, LLC
Indy Solar Development, LLC	Delaware	Indy Solar Development, LLC
Indy Solar I, LLC	Delaware	Indy Solar I, LLC
Indy Solar II, LLC	Delaware	Indy Solar II, LLC
Indy Solar III, LLC	Delaware	Indy Solar III, LLC
Somers Solar Center, LLC	Delaware	Somers Solar Center, LLC
Dominion Solar Holdings II, LLC	Virginia	Dominion Solar Holdings II, LLC

CID Solar, LLC	Delaware	CID Solar, LLC
Dominion Solar Gen-Tie, LLC	Delaware	Dominion Solar Gen-Tie, LLC
Mulberry Farm, LLC	North Carolina	Mulberry Farm, LLC
Mulberry Solar Farm, LLC
RE Adams East LLC	Delaware	RE Adams East LLC
RE Camelot LLC	Delaware	RE Camelot LLC
RE Columbia LLC	Delaware	RE Columbia LLC
RE Columbia Two LLC	Delaware	RE Columbia Two LLC
RE Columbia LLC	Delaware	RE Columbia LLC
RE Kansas LLC	Delaware	RE Kansas LLC
RE Kent South LLC	Delaware	RE Kent South LLC
RE Old River One LLC	Delaware	RE Old River One LLC
Selmer Farm, LLC	North Carolina	Selmer Farm, LLC
TA – Acacia, LLC	Delaware	TA – Acacia, LLC
West Antelope Solar Park
Dominion Field Services, Inc.	Delaware	Dominion Field Services, Inc.
Dominion Gas Holdings, LLC	Virginia	Dominion Gas Holdings, LLC
Dominion Gathering & Processing, Inc.	Virginia	Dominion Gathering & Processing, Inc.
Dominion Iroquois, Inc.	Delaware	Dominion Iroquois, Inc.
Dominion Transmission, Inc.	Delaware	Dominion Transmission, Inc.
Dominion Brine, LLC	Delaware	Dominion Brine, LLC
Tioga Properties, LLC	Delaware	Tioga Properties, LLC
Farmington Properties, Inc.	Pennsylvania	Farmington Properties, Inc.
NE Hub Partners, L.L.C.	Delaware	NE Hub Partners, L.L.C.
NE Hub Partners, L.P.	Delaware	NE Hub Partners, L.P.
The East Ohio Gas Company	Ohio	Dominion East Ohio
Dominion Greenbrier, Inc.	Virginia	Dominion Greenbrier, Inc.
Greenbrier Pipeline Company, LLC	Delaware	Greenbrier Pipeline Company, LLC
Greenbrier Marketing Company, LLC	Delaware	Greenbrier Marketing Company, LLC
Dominion High Voltage Holdings, Inc.	Virginia	Dominion High Voltage Holdings, Inc.
Dominion High Voltage MidAtlantic, Inc.	Virginia	Dominion High Voltage MidAtlantic, Inc.
Dominion Investments, Inc.	Virginia	Dominion Investments, Inc.
Dominion Keystone Pipeline Holdings, Inc.	Delaware	Dominion Keystone Pipeline Holdings, Inc.
Dominion Keystone Pipeline, LLC	Delaware	Dominion Keystone Pipeline, LLC
Dominion MLP Holding Company II, Inc.	Virginia	Dominion MLP Holding Company II, Inc.
Dominion MLP Holding Company III, Inc.	Virginia	Dominion MLP Holding Company III, Inc.
Dominion Natrium Holdings, Inc.	Delaware	Dominion Natrium Holdings, Inc.
Dominion Oklahoma Texas Exploration & Production, Inc.	Delaware	Dominion Oklahoma Texas Exploration & Production, Inc.
Dominion Payroll Company, Inc.	Virginia	Dominion Payroll Company, Inc.
Dominion Privatization Holdings, Inc.	Virginia	Dominion Privatization Holdings, Inc.
Dominion Privatization Florida, LLC	Virginia	Dominion Privatization Florida, LLC
Dominion Privatization Georgia, LLC	Virginia	Dominion Privatization Georgia, LLC
Dominion Privatization Kentucky, LLC	Virginia	Dominion Privatization Kentucky, LLC
Dominion Privatization South Carolina, LLC	Virginia	Dominion Privatization South Carolina, LLC
Dominion Privatization Texas, LLC	Virginia	Dominion Privatization Texas, LLC
Dominion Products and Services, Inc.	Delaware	Dominion Products and Services, Inc.
Dominion Energy Solutions
Dominion Projects Services, Inc.	Virginia	Dominion Projects Services, Inc.
Dominion Questar Corporation	Utah	Dominion Questar Corporation

QPC Holding Company	Utah	QPC Holding Company
Dominion Midstream Partners, LP	Delaware	Dominion Midstream Partners, LP
Cove Point GP Holding Company, LLC	Delaware	Cove Point GP Holding Company, LLC
Dominion Cove Point LNG, LP	Delaware	Dominion Cove Point LNG, LP
Dominion Carolina Gas Transmission, LLC	South Carolina	Dominion Carolina Gas Transmission, LLC
Iroquois GP Holding Company, LLC	Delaware	Iroquois GP Holding Company, LLC
Questar Pipeline, LLC	Utah	Questar Pipeline, LLC
Questar Field Services, LLC	Utah	Questar Field Services, LLC
Questar Overthrust Pipeline, LLC	Utah	Questar Overthrust Pipeline, LLC
Questar White River Hub, LLC	Utah	Questar White River Hub, LLC
Questar InfoComm, Inc.	Utah	Questar InfoComm, Inc.
Questar Energy Services, Inc.	Utah	Questar Energy Services, Inc.
Questar Project Employee Company	Utah	Questar Project Employee Company
Questar Southern Trails Pipeline Company	Utah	Questar Southern Trails Pipeline Company
QPC Services Company	Utah	QPC Services Company
Questar Gas Company	Utah	Questar Gas Company
Wexpro Company	Utah	Wexpro Company
Wexpro II Company	Utah	Wexpro II Company
Wexpro Development Company	Utah	Wexpro Development Company
Dominion Resources Capital Trust III	Delaware	Dominion Resources Capital Trust III
Dominion Resources Services, Inc.	Virginia	Dominion Resources Services, Inc.
Dominion Retail, Inc.	Delaware	Dominion Energy Solutions Dominion East Ohio Energy Dominion Peoples Plus
Dominion South Holdings I, Inc.	Delaware	Dominion South Holdings I, Inc.
Dominion South Holdings II, LLC	Delaware	Dominion South Holdings II, LLC
Dominion South Pipeline Company, LP	Delaware	Dominion South Pipeline Company, LP
Dominion Technical Solutions, Inc.	Virginia	Dominion Technical Solutions, Inc.
Hope Gas, Inc.	West Virginia	Dominion Hope
Virginia Electric and Power Company	Virginia	Dominion Virginia Power (in Virginia) Dominion North Carolina Power (in North Carolina)
Virginia Power Fuel Corporation	Virginia	Virginia Power Fuel Corporation
Virginia Power Services, LLC	Virginia	Virginia Power Services, LLC
Dominion Generation Corporation	Virginia	Dominion Generation Corporation
Virginia Power Nuclear Services Company	Virginia	Virginia Power Nuclear Services Company
Virginia Power Services Energy Corp., Inc.	Virginia	Virginia Power Services Energy Corp., Inc.
VP Property, Inc.	Virginia	VP Property, Inc.
Virginia Power Energy Marketing, Inc.	Virginia	Virginia Power Energy Marketing, Inc.